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                                                                   Exhibit 10.27

                                 US HELICOPTER

DONAL McSULLIVAN

      o EMPLOYMENT AGREEMENT - DATED JULY 14, 2004; EFFECTIVE UPON CLOSING OF $1,000,000 SECURED CONVERTIBLE DEBENTURE WITH CORNELL CAPITAL PARTNERS L.P.

      o     POSITION

            -     SENIOR VICE PRESIDENT and CHIEF MARKETING OFFICER

      o     RESPONSIBILITIES (Broad Overview)

            -     MARKETING

            -     SALES

            -     RESERVATIONS

            -     REVENUE MANAGEMENT

            -     ALLIANCES

            -     STRATEGIC PLANNING

            -     BUSINESS DEVELOPMENT

            -     TECHNOLOGY DISTRIBUTION

            -     GOVERNMENT/INDUSTRY AFFAIRS

      o     SALARY

            -     $130,000 BASE PER ANNUM

            -     PRE-STARTUP SALARY WILL BE 80% OF BASE

            -     EFFECTIVE WITH STARTUP REVERT TO BASE SALARY

      o     START DATE

            -     TO BE FINALIZED BETWEEN BOTH PARTIES

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DONAL McSULLIVAN (Continued)

      o     CONTRACT

            -     TWO (2) YEARS

      o     STOCK OWNERSHIP





            - PARTICIPATION IN FUTURE STOCK OPTION PLANS (TO BE ESTABLISHED BY THE COMPANY)

      o     INCENTIVE PLAN

            -     TO BE DETERMINED/FINALIZED

      o     BENEFITS

            -     TO BE DETERMINED/FINALIZED

      o     FORMAL AGREEMENT TO BE PREPARED BY G, B & B

      AGREED TO:

      /s/  Jerry Murphy                      /s/ Donal McSullivan
      -----------------------------------    -----------------------------------
      Jerry Murphy                           Donal McSullivan
      Chief Executive Officer
      US Helicopter

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